Postretirement Benefit Plans - Components of Net Periodic Pension Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Pension and Other Postretirement Benefit Expense [Abstract]
Service cost	$ 12	$ 10	$ 12
Interest cost on the projected benefit obligation	11	13	15
Expected return on plan assets	(6)	(7)	(7)
Amortization of net (gain) loss	3	(1)	1
Curtailments and settlements	(6)
Other	2
Net periodic cost	$ 16	$ 15	$ 21